UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 8, 2023

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

38505 Woodward Avenue,	Suite 200,	Bloomfield Hills,	48304
Michigan
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.01 par value	TRS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 8, 2023, the Board of Directors (the "Board") of TriMas Corporation, a Delaware corporation (the "Company"), appointed Jeffrey A. Fielkow as a Class I director of the Company, effective March 8, 2023. The Board has determined that Mr. Fielkow is an independent director under the NASDAQ listing standards and the Company's independence guidelines, as set forth in its Corporate Governance Guidelines. Mr. Fielkow will join the Governance and Nominating Committee of the Board effective March 8, 2023.
Mr. Fielkow has served as the President and Chief Executive Officer of ID Images, LLC, a leading manufacturer of converted label products, serving the food and beverage, consumer durables, health and beauty, and retail industries, among others, since December 2021. Prior to this role, Mr. Fielkow held multiple executive positions within Tetra Pak, Inc., one of the world’s largest food-processing and packaging companies, including his most recent role as Chief Executive Officer of USA and Canada. Prior to that, he served in the roles of Chief Executive Officer of Vietnam and Vice President of Sustainability in South East Asia and Oceania. In addition to his global roles at Tetra Pak, Mr. Fielkow spent nearly 15 years in a variety of leadership and operational roles within the sustainability and recycling space, including with ReCommunity, Inc., Container Recycling, LLC, and Waste Management Recycle America, as well as serving as the Vice President of Sustainability and Recycling at Tetra Pak North America. In addition, he founded, cofounded or led successful packaging recovery organizations in the United States, Canada, Vietnam, Thailand and India, and advised several government entities on recycling strategies.
As a Class I director, the initial term for Mr. Fielkow will expire at the Company's 2025 annual meeting of shareholders. As a non-employee director, Mr. Fielkow will receive compensation in the same manner as the Company's other non-employee directors, which compensation the Company previously disclosed in its Proxy Statement for the Company's 2022 annual meeting of shareholders filed with the Securities and Exchange Commission on March 30, 2022.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	March 9, 2023	By:	/s/ Paul A. Swart
		Name:	Paul A. Swart
		Title:	Vice President Business Planning, Controller and Chief Accounting Officer